                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

                          MELLON FINANCIAL CORPORATION



Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik and William E. Marquis, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, (i) to sign one or more Registration Statements pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to $1.5 billion aggregate principal amount of senior and/or subordinated debt securities and/or guarantees, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and (ii) to sign and file any and all documents and instruments required by state securities or blue sky laws in connection with the senior and/or subordinated debt securities and/or guarantees covered by the above Registration Statements, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of February 15, 2000 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ MARTIN G. McGUINN                          /s/ GEORGE W. JOHNSTONE
------------------------------                 -------------------------------
Martin G. McGuinn, Director and                George W. Johnstone, Director
Principal Executive Officer


/s/ DWIGHT L. ALLISON, JR.                     /s/ ROTAN E. LEE
------------------------------                 -------------------------------
Dwight L. Allison, Jr., Director               Rotan E. Lee, Director


/s/ BURTON C. BORGELT                          /s/ EDWARD J. McANIFF
------------------------------                 -------------------------------
Burton C. Borgelt, Director                    Edward J. McAniff, Director


/s/ CAROL R. BROWN                             /s/ ROBERT MEHRABIAN
------------------------------                 -------------------------------
Carol R. Brown, Director                       Robert Mehrabian, Director


/s/ FRANK V. CAHOUET                           /s/ SEWARD PROSSER MELLON
------------------------------                 -------------------------------
Frank v. Cahouet, Director                     Seward Prosser Mellon, Director


/s/ CHRISTOPHER M. CONDRON                     /s/ DAVID S. SHAPIRA
------------------------------                 -------------------------------
Christopher M. Condron, Director               David S. Shapira, Director


/s/ J.W. CONNOLLY                              /s/ JOAB L. THOMAS
------------------------------                 -------------------------------
J.W. Connolly, Director                        Joab L. Thomas, Director


/s/ CHARLES A. CORRY                           /s/ WESLEY W. VON SCHACK
------------------------------                 -------------------------------
Charles A. Corry, Director                     Wesley W. von Schack, Director


/s/ IRA J. GUMBERG
------------------------------
Ira J. Gumberg, Director

                                POWER OF ATTORNEY

                          MELLON FINANCIAL CORPORATION



Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik and William E. Marquis, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to $1.5 billion aggregate principal amount of senior and/or subordinated debt securities and/or guarantees, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and (ii) to sign and file any and all documents and instruments required by state securities or blue sky laws in connection with the senior and/or subordinated debt securities and/or guarantees covered by the above Registration Statements, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of February 24, 2000 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.


/s/ JARED L. COHON
--------------------------
Jared L. Cohon, Director

                                POWER OF ATTORNEY

                          MELLON FINANCIAL CORPORATION



Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik and William E. Marquis, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to $1.5 billion aggregate principal amount of senior and/or subordinated debt securities and/or guarantees, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and (ii) to sign and file any and all documents and instruments required by state securities or blue sky laws in connection with the senior and/or subordinated debt securities and/or guarantees covered by the above Registration Statements, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of March 3, 2000 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.


/s/ PEMBERTON HUTCHINSON
-----------------------------
Pemberton Hutchinson, Director

                                POWER OF ATTORNEY

                          MELLON FINANCIAL CORPORATION



Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik and William E. Marquis, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to $1.5 billion aggregate principal amount of senior and/or subordinated debt securities and/or guarantees, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and (ii) to sign and file any and all documents and instruments required by state securities or blue sky laws in connection with the senior and/or subordinated debt securities and/or guarantees covered by the above Registration Statements, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of February 21, 2000 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.


/s/ MARK A. NORDENBERG
---------------------------
Mark A. Nordenberg, Director

                                POWER OF ATTORNEY

                           MELLON FUNDING CORPORATION


         Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik, William E. Marquis and Ann
M. Sawchuck, and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements pursuant to the Securities Act of 1933, as amended, with respect to the issuance and registration of up to $1.5 billion of debt securities and related guarantees, wherein Mellon Funding Corporation is a registrant, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         WITNESS the due execution hereof by the following persons in the capacities indicated on this 8th day of March 2000.


/s/ MICHAEL M. BRYSON                       /s/ STEVEN G. ELLIOTT
---------------------------                 ---------------------------
Michael M. Bryson, Director                 Steven G. Elliott, Director


/s/ MICHAEL K. HUGHEY
---------------------------
Michael K. Hughey, Director